Exhibit 99.1

                     MODIFICATION AND FORBEARANCE AGREEMENT

         This MODIFICATION AND FORBEARANCE AGREEMENT ("Agreement"), dated as of April 23, 2008, is made by and between TRANSBOTICS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Borrower"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS

         A. Bank and Borrower have entered into certain financing arrangements pursuant to, among other documents, a Promissory Note dated March 27, 2006, in the original principal amount of $750,000.00, as modified by that certain Promissory Note dated March 2, 2007 that, among other things, increased the principal available to $1,000,000.00 (the "Note"), such obligation being secured by that certain Security Agreement dated March 2, 2007 (the "Security Agreement") (and, collectively, as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Loan Documents"); and

         B. As of the date hereof, Borrower is in default under the Loan Documents as more particularly described on Exhibit A attached hereto and incorporated herein by reference; and

         C. Borrower has requested that Bank forbear from exercising its rights as a result of such Defaults, which are continuing; and

         D. Bank is willing to agree to forbear from exercising certain of its rights and remedies to Borrower for the period and on the terms and conditions specified herein;

         NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

         SECTION 1. DEFINITIONS

         1.1 Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

         1.2 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:

             (a) "Existing Defaults" shall mean the Defaults that have occurred through the date hereof as more particularly identified on Exhibit A hereto;

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             (b)  "Forbearance  Period"  shall  have the  meaning  set  forth in
Section 3.2(a) hereof;

         SECTION 2. ACKNOWLEDGMENTS

         2.1 Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that as of the close of business on April 23, 2008, Borrower is indebted to Bank in respect of the Note in the principal amount of $935,000.00, plus interest of $2,387.24. The Note, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrower to Bank, are unconditionally owing by Borrower to Bank, without offset, defense or counterclaim of any kind, nature or description whatsoever.

         2.2 Acknowledgment of Security Interests. Borrower hereby acknowledges, confirms and agrees that Bank has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Bank pursuant to the Loan Documents or otherwise granted to or held by Bank.

         2.3 Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Bank by Borrower, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of Borrower, enforceable against it in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations, and (c) Bank is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

         SECTION 3. FORBEARANCE IN RESPECT OF CERTAIN DEFAULTS

         3.1 Acknowledgment of Default. Borrower hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes a Default and entitles Bank to exercise its rights and remedies under the Loan Documents, applicable law or otherwise and Borrower further represents and warrants that as of the date hereof no other Defaults under the Loan Documents exist. Bank has not waived, presently does not intend to waive and may never waive such Existing Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. Borrower hereby acknowledges and agrees that Bank has the presently exercisable right to declare the Obligations to be immediately due and payable under the terms of the Loan Documents.

         3.2 Forbearance.

             (a) In reliance upon the representations, warranties and covenants of Borrower contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Bank agrees to forbear from exercising its rights and remedies under the Loan Documents or applicable law in respect of or arising out of the Existing Defaults, subject to the conditions, amendments and modifications contained herein for the period (the "Forbearance Period") commencing on the date hereof and ending on the earlier of: (i) July 31, 2008 or (ii) the occurrence or existence of any Default, other than the Existing Defaults.

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             (b) Upon the termination of the Forbearance  Period,  the agreement of Bank to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit Bank to exercise such rights and remedies immediately, including, but not limited to the acceleration of all of the Obligations; in either case without any further notice, passage of time or forbearance of any kind.

         3.3 No Other Waivers; Reservation of Rights.

             (a) Bank has not waived, is not by this Agreement waiving, and has no intention of waiving, any Defaults which may be continuing on the date hereof or any Defaults which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and Bank has not agreed to forbear with respect to any of its rights or remedies concerning any Defaults (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

             (b) Subject to Section 3.2 above (solely with respect to the Existing Defaults), Bank reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Loan Documents as a result of any Defaults which may be continuing on the date hereof or any Default which may occur after the date hereof, and Bank has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

         3.4 Fees. In consideration of the agreements set forth herein, Borrower shall, upon the execution of this Agreement, pay to Bank a forbearance fee in the amount of $9,350.00. Such fees are in addition to all other fees, interest, costs and expenses payable in connection with the Loan Documents and may be charged by Bank to any account of Borrower maintained by Bank. The fees shall be fully earned by Bank upon the execution of this Agreement notwithstanding any failure by Borrower to comply with any other term of this Agreement.

         SECTION 4. AMENDMENTS AND SUPPLEMENTARY PROVISIONS

         4.1 Maturity. The Note shall be due and payable in full as of July 31, 2008.

         4.2 Payment. Borrower shall continue to make monthly payments of accrued interest on the Note. Such interest payments shall be automatically debited from Borrower's DDA Account Number 2000866706339 on May 30, 2008 and June 30, 2008. Upon the execution of this Agreement, Borrower shall pay to Bank interest currently due in the amount of $2,387.24.

         4.3 Account Availability. The current sweep feature on the Note shall be terminated and Borrower shall have no further availability to withdraw additional funds pursuant to the Note.

         4.4 Sale of Business. Upon the occurrence of any sale of all or substantially all of the assets or stock of Borrower on or before July 31, 2008, the proceeds of such sale shall first be used to pay and satisfy all amounts due to Bank pursuant to the Note.

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         4.5 Legal Fees.  Borrower  shall pay to Bank upon the execution of this
Agreement $1,500.00 toward the legal fees incurred to date by Bank. Additional legal fees shall be paid as set forth in this Agreement.

         4.6 Waiver of Automatic or Supplemental Stay; Covenant Not to Use Cash Collateral. The Borrower hereby acknowledges and agrees that in the event of the filing of any petition in bankruptcy by or against the Borrower:

             (a) Waiver of Automatic Stay. The Borrower consents to the entry of an order granting the Bank relief from the automatic stay of ss.362 of the Bankruptcy Code, and shall not assert or request any other party to assert that the automatic stay provided by ss.362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Bank to enforce any rights it has by virtue of this Agreement, or the Loan Documents, or any other rights the Bank has, whether now or hereafter acquired, against the Borrower or against any property owned by the Borrower.

             (b) Waiver of Supplemental Stay. The Borrower shall not seek or request any other party to seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to ss.105 of the Bankruptcy Code or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of the Bank to enforce any rights it has by virtue of this Agreement, or the Loan Documents, or at law or in equity, or any other rights the Bank has, whether now or hereafter acquired against the Borrower, or against any property owned by the Borrower.

             (c) No Use of Cash Collateral. The Borrower shall not seek or request any other party to seek the use of the Bank's "cash collateral" as that term is defined by ss.363(a) of the Bankruptcy Code.

         SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS

         Borrower and Guarantor hereby represent, warrant and covenant with and to Bank as follows:

         5.1 Representations in Loan Documents. Each of the representations and warranties made by or on behalf of Borrower to Bank in any of the Loan Documents was true and correct when made and in all material respects is, except for the representation and warranty set forth in the Loan Agreement relating to the non-existence of a Default, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Borrower on the date hereof and in this Agreement.

         5.2 Binding Effect of Documents. This Agreement and the other Loan Documents have been duly executed and delivered to the Bank by Borrower and are in full force and effect, as modified hereby.

         5.3 No Conflict, Etc. The execution and delivery and performance of this Agreement by Borrower will not violate any Requirement of Law or Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

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         5.4 Additional  Defaults.  The parties hereto acknowledge,  confirm and agree that any misrepresentation by Borrower, or any failure of Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, herein or in any other agreement, document or instrument at any time executed and/or delivered by Borrower with, to or in favor of Bank shall constitute a Default hereunder, under the Loan Agreement and the other Loan Documents. In the event any Person, other than Bank, shall at any time exercise for any reason (including by reason of any Existing Default, any other present or future Default, or otherwise) any of its rights or remedies against Borrower or any obligor providing credit support for Borrower's obligations to such other Person, or against Borrower's or such obligor's properties or assets, such event shall constitute a Default hereunder.

         SECTION 6. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT. The effectiveness of the terms and provisions of Section 3.2 of this Agreement shall be subject to the receipt by Bank of each of the following, in form and substance satisfactory to Bank:

             (a) an original of this Agreement, duly authorized, executed and delivered by Borrower;

             (b) payment of the fees payable pursuant to Section 3.4;

             (c) payment of the amounts due pursuant to Section 4.2

             (d) payment of the amounts due pursuant to Section 4.5;


SECTION 7. PROVISIONS OF GENERAL APPLICATION

         7.1 Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The Loan Agreement and this Agreement shall be read and construed as one agreement.

         7.2 Costs and Expenses. Borrower absolutely and unconditionally agrees to pay to the Bank, within ten (10) days of demand by the Bank at any time and as often as the occasion therefore may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees and disbursements of any counsel to Bank in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by the Bank or any participant of Bank or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

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


         7.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

         7.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         7.5 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

         7.6 Release.

             (a) In consideration of the agreements of Bank contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, heirs and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Bank, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Bank and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, heirs or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

             (b) Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

             (c) Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

         7.7 Covenant Not to Sue. Borrower, on behalf of itself and its successors, assigns, heirs and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 7.6 above. If Borrower or any of its successors, assigns, heirs or other legal representations violates the foregoing covenant, Borrower, for itself and its successors, assigns, heirs and other

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legal  representatives,  agrees to pay, in addition to such other damages as any
Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

         7.8 Reaffirmation of Guaranty. Each Guarantor, if any, reaffirms its, his or her respective obligations under the Guaranty, consents to the execution and delivery of this Agreement, and agrees and acknowledges that its, his or her guaranty liability shall not be diminished in any way by the execution and delivery of this Agreement or by the consummation of any of the transactions contemplated herein. The Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents and this Agreement or the indebtedness under the Loan evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing, or in any way relating to the indebtedness under the Loan, or with respect to the administration or funding of the indebtedness under the Loan; and each Guarantor hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, known or unknown, which may exist at this time.

         7.9 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

         7.10 Time of Essence. Time is of the essence with respect to Borrower's obligations under this Agreement.

         7.11 Reviewed by Attorneys. Borrower represents and warrants to Bank that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, () has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and document executed in connection herewith with, such attorneys and other persons as Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

         7.12  Governing  Law:  Consent to  Jurisdiction  and  Venue.  EXCEPT AS
OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS, AND THE RELATIONSHIP BETWEEN BANK AND BORROWER SHALL BE GOVERNED BY, AND CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR

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FEDERAL  COURTS  LOCATED IN  CHARLOTTE,  NORTH  CAROLINA  SHALL  HAVE  EXCLUSIVE
JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND BANK PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR THE RELATIONSHIP BETWEEN BANK AND BORROWER; PROVIDED, THAT BANK AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NORTH CAROLINA; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE BANK FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF BANK. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 7.15 OF THIS AGREEMENT IN ACCORDANCE WITH THE NORTH CAROLINA RULES OF CIVIL PROCEDURE.

         7.13 Mutual Waiver of Jury Trial; Arbitration. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, TO THE EXTENT ALLOWED BY LAW, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN BANK AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. THE FOREGOING NOTWITHSTANDING, THE BANK MAY, AT ITS OPTION, DEMAND TO ARBITRATE ANY DISPUTE UNDER THE EXPEDITED PROCEDURES OF THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (AAA) AND TITLE 9 OF THE UNITED STATES CODE, AND ALL PARTIES HERETO AGREE TO SUCH ARBITRATION. A SINGLE ARBITRATOR WILL BE APPOINTED BY THE AAA AND WILL BE A RETIRED JUDGE OR ATTORNEY WITH EXPERIENCE OR KNOWLEDGE IN BANKING TRANSACTIONS. A JUDGMENT MAY BE ENTERED UPON THE AWARD BY ANY COURT OF COMPETENT JURISDICTION.

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THE ARBITRATOR  SHALL HAVE THE POWER TO AWARD ATTORNEYS FEES AS PROVIDED IN THIS
AGREEMENT, AND SUCH PROVISIONS ARE EXPRESSLY INCORPORATED HEREIN.

         7.14 Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

         7.15 Notices. All notices required to be made under this Agreement or the Loan Documents shall be in writing, signed by the party giving such notice, and shall be delivered personally or sent by recognized overnight courier service (such as Federal Express or UPS Next Day Delivery) or registered or certified mail to each of the other parties hereto at the addresses set forth herein below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith. The refusal of any party to accept delivery or the inability to deliver because of changed address of which no notice was given shall be deemed the equivalent of receipt.

If to Bank:                    Wachovia Bank, National Association
----------                     422 Brushy Mountain Road
                               Wilkesboro, North Carolina 28697
                               Attention:  Elizabeth Church



If to Borrower:                Transbotics Corporation
--------------                 3400 Latrobe Drive
                               Charlotte, North Carolina 28211







[remainder of page is intentionally left blank]


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         IN WITNESS WHEREOF,  this Agreement is executed and delivered as of the day and year first above written.

                                           BORROWER
                                           --------

                                          TRANSBOTICS CORPORATION


                                          By:    /s/ Claude Imbleau       (SEAL)
                                              ----------------------------

                                          Name:    Claude Imbleau
                                                --------------------------

                                          Title:   Chief Financial Officer
                                                 -------------------------



Sworn to and subscribed before me
This the  23  day of     April      , 2008
        ------      ----------------


    /s/ Amy Hentschel
------------------------------------------
Notary Public

My Commission Expires:      9/14/2010
                       --------------------



                                          BANK
                                          ----

                                          WACHOVIA BANK, NATIONAL ASSOCIATION

                                          By:   /s/  Elizabeth B. Church (SEAL)
                                              ---------------------------

                                          Name:      Elizabeth B. Church
                                                -------------------------

                                          Title: Vice President
                                                -------------------------

                                    EXHIBIT A
                                       to
                       AMENDMENT AND FORBEARANCE AGREEMENT
                       -----------------------------------

                               [Existing Defaults]
                                -----------------

Borrower is in default of the Loan Documents as follows:

      1.       Failure to make payments as and when due.
















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